[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

Exhibit 10.55
AMENDMENT NO. 5 TO THE
XBOX ONE PUBLISHER LICENSE AGREEMENT
(MIXER INCENTIVE)
This Amendment to the Xbox One Publisher License Agreement (this “Amendment”) is effective as of September 29, 2017 (the “Amendment Effective Date”), by and between Microsoft Corporation, a Washington corporation (“Microsoft”), and Take-Two Interactive Software, Inc. (“Publisher”), and supplements that certain Xbox One Publisher License Agreement between the parties dated as of October 1, 2013, as amended (the “Xbox One PLA”). This Agreement replaces and supersedes the Amendment No. 5 to the Xbox One Publisher License Agreement (Mixer Incentive) between the parties that was effective September 29, 2017 and executed on December 5, 2017.
RECITALS

A.
Microsoft or its affiliates provide a family of computer game and entertainment systems, including the Xbox One, Xbox One S, Xbox One X and their successors and variants (collectively, “Xbox One”), and an associated proprietary online service (“Xbox Live”).

B.
Publisher is a game developer and publisher of software for computer game and entertainment systems. Publisher intends to develop and/or publish software products for Xbox One on the terms in the Xbox One PLA.

C.	The parties now wish to amend certain terms of the Xbox One PLA as set forth below.
Accordingly, for and in consideration of the mutual covenants and conditions contained herein, and for other good and valuable consideration, receipt of which each party hereby acknowledges, Microsoft and Publisher agree as follows:
1.Definitions. Unless defined in this Amendment, capitalized terms shall have the same meanings as those ascribed to them in the Xbox One PLA. The following definition is hereby deleted and replaced with:
2.52 “WSP” or “Wholesale Price” means [***].
2.    Exhibit 1, Section 1 (Table 2). The royalty rates applicable to [***] set forth in Table 2 in Exhibit 1, Section 1 shall be replaced with the following:

Standard Software Title	[***]
Tier 1	[***]
Tier 2	[***]
Tier 3	[***]
Tier 4	[***]
Tier 5	[***]
Tier 6	[***]
Tier 7	[***]
Greatest Hits Software Title
GH Tier 1	[***]
GH Tier 2	[***]

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*currency is US Dollars.
3.    Inventory Repurpose Program. Publisher may repackage, refurbish, and/or repurpose and Commercially Release FPUs under a different retail program (e.g., Publisher may repurpose and Commercially Release [***] Standard FPUs as Game of the Year Editions) only as permitted under the requirements of the Inventory Repurpose Program described in the Publisher Guide, which may include administrative fees. This program will be available to Publisher upon Publisher’s execution of this Amendment.
4.    Mixer Incentive Program. A new Mixer Incentive Program shall be added as a new Exhibit 10 to the Xbox One PLA, attached hereto.
5.    Exhibits. Exhibits 2 and 6 of the Xbox One PLA are hereby amended and restated in their entirety as attached hereto.
Except and to the extent expressly modified by this Amendment, the Xbox One PLA shall remain in full force and effect and is hereby ratified and confirmed. In the event of any conflict between this Amendment and the Xbox One PLA the terms of this Amendment shall control.
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the Amendment Effective Date.

Microsoft Corporation DocuSigned b	Take-Two Interactive Software, Inc. DocuSigned by:
Signature: /s/ Annie Nendorfer F732F7CF0E8A4EF...	Signature: /s/ Dan Emerson 238DEE6BF4834F0...
Name: Annie Neudorfer	Name: Dan Emerson
Title: Xbox Program Manager	Title: EVP&GC
Date: 1/10/2018	Date: 1/10/2018

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EXHIBIT 2 – XBOX ONE ROYALTY TIER SELECTION FORM

PLEASE COMPLETE, SIGN THE FORM AND SUBMIT VIA EMAIL TO: 3PPOPS@MICROSOFT.COM WITH A CC (COPYING) TO YOUR ACCOUNT MANAGER.

A.
This form must be submitted ten (10) Business Days prior to the first manufacturing order being placed for the Software Title(s) for each respective Sales Territory. For any given Sales Territory, if this form is not submitted on time, exceeds incentive limits, or is rejected by Microsoft, the Royalty Rate will default to Tier 1.

B.	A separate form must be submitted for each Software Title, Sales Territory, and Edition.

C.	This paper form should be used only in instances where XDP Royalty Configuration cannot be used (e.g., sub-publishing, compilations, etc.). For more information, please contact your Account Manager.

1.	Publisher Name: ____________

2.	Xbox One Software Title Name: ____________

3.	Date of First Commercial Release (mm/dd/yy): ____________

4.	Authorized Replicators to be used:

If more than one, please list all (name, location):
Expected Mfg Date:	Volume Forecast:

5.	Retail Edition(s) (choose one): Choose an item. (Reference Edition Type when placing Authorized Replicator(s) orders)

Edition Contents:

6.	Sales Territory: Choose an item.

7.	Select Xbox One Royalty Tier: Choose an item. WSP: _______ SRP (Japan only):_______
To determine the correct Royalty Tier and WSP or SRP (Japan only), please refer to Exhibit 1, Section 1 of the PLA and the Publisher Guide.
For Japan Tier Reduction Incentive Program only - Yes, this Software Title qualifies for the program.

8.	For non-standard editions and compilations only, please provide Software Title Names and Binary IDs below.

Title	Software Title Name	Binary ID
Title 1
Title 2
Title 3
Title 4
The undersigned represents that: (a) this Edition has been approved by Publisher’s Account Manager; (b) he or she has authority to submit this form on behalf of Publisher; (c) the information contained herein is true and accurate; and (d) the stated WSP is the highest at which the Edition will be sold within the Sales Territory, in accordance with the WSP definition in the PLA.

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To avoid manufacturing delays at your Authorized Replicator, your disc manufacturing order, intended for the Japan Tier Reduction Incentive Program must indicate:
Xbox One Japan Tier Reduction Incentive Program
By (sign) Name, Title (Print) E-Mail Address (for confirmation of receipt)

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EXHIBIT 6 – XBOX LIVE INCENTIVE PROGRAM

1.	Xbox Live Incentive Program
In order to encourage Publisher to support Xbox Live functionality and drive increased usage of Xbox Live, Publisher may qualify for certain quarterly incentive payments based on the amount of Xbox Live Share generated by Publisher’s Multiplayer Software Titles.
Each Accounting Period, Microsoft will calculate Publisher’s Xbox Live Share, and if: (i) Publisher is ranked in the [***] in terms of Xbox Live Share with Multiplayer Software Titles in the applicable Accounting Period, (ii) the Multiplayer Subscribers meets or exceeds [***], (iii) the subscription fee for real time Multiplayer Software Titles over Xbox Live is greater than [***] (or region equivalent) per year; (iv) Publisher is up-to-date on all payments owed to Microsoft; (v) Publisher has executed all amendments to the Agreement, and (vi) Publisher is in full compliance with the Agreement, then Microsoft will pay Publisher the quarterly incentive payment set forth in Section 4 below.

2.	Definitions
2.1    “Accounting Period” means each Microsoft [***] within the Program Term, provided that if the Program Term ends within such a [***], then the applicable payment calculation set forth below shall be made for a partial Accounting Period.
2.2    “Day” means a period of twenty-four hours, commencing at midnight and continuing until midnight the following day using Coordinated Universal Time (UTC).
2.3    “Guest(s)” means an individual who accesses Xbox Live and is not a Multiplayer Subscriber or a Subscriber.
2.4    “Multiplayer Game Session” means an instance of synchronous game play in which [***] End Users participate across unique Xbox 360, Xbox One, or Windows Store UWP platform(s).
2.5    “Multiplayer Software Title(s)” means a Software Title for Xbox One, Xbox 360, or Windows Store UWP that supports synchronous multiplayer game play over Xbox Live and initiates a Multiplayer Game Session with participation of [***] Unique Users across unique Xbox 360, Xbox One, or Windows Store UWP platform(s) during an Accounting Period.
2.6    “Multiplayer Subscriber(s)” means the [***] Subscribers during an Accounting Period, each of which must have: (i) [***]; (ii) [***]; and (iii) [***]. If a bundled multiplayer subscription includes multiple paid Xbox Live accounts and gamertags, the number of Multiplayer Subscribers attributable to such multiplayer subscription will be [***]. For avoidance of doubt, [***] will not be counted as Multiplayer Subscribers.
2.7    “Subscriber(s)” means an individual who establishes an account on Xbox Live.
2.8    “Unique Users” means the number of unique Subscribers and Guests per Xbox One, Xbox 360, and/or Windows Store UWP platform(s) who have played a Multiplayer Game Session in a Multiplayer Software Title on Xbox Live during a given Day or calendar month. Each Subscriber or Guest will count as one Unique User for a Multiplayer Software Title per Day or calendar month per Xbox One, Xbox 360, and/or Windows Store UWP platform(s), though there is no limit to the number of Multiplayer Software Titles for which that Subscriber or Guest can be counted as a Unique User.
2.9    “Windows Store UWP(s)” means an Xbox Live-enabled Universal Windows Platform (UWP) Multiplayer Software Title commercially released in the Windows Store.
2.10    “XPA Multiplier” means a multiplier applied to Xbox One Unique Users for qualifying Multiplayer Software Title(s) that support Xbox Play Anywhere (“XPA”) at Commercial Release of the Xbox

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One and Windows Store UWP versions as calculated per the example below. For calendar year 2018, the XPA Multiplier will be [***]

3.	Xbox Live Share. Publisher’s Xbox Live Share will be determined using the following calculation: [***]

“Daily Unique User Share” means the [***] who participated in at least one Multiplayer Game Session on Xbox One, Xbox 360, and/or Windows Store UWP platform(s) within one Day for all of Publisher’s Multiplayer Software Titles aggregated over the Accounting Period divided by [***] who participated in at least one Multiplayer Game Session on Xbox One, Xbox 360, and/or Windows Store UWP platform(s) within one Day for all Multiplayer Software Titles aggregated over the Accounting Period.

“Monthly Unique User Share” means the [***] who participated in at least one Multiplayer Game Session on Xbox One, Xbox 360, and/or Windows Store UWP platform(s) within one calendar month for all of Publisher’s Multiplayer Software Titles aggregated over the Accounting Period divided by [***] who participated in at least [***] Multiplayer Game Session on Xbox One, Xbox 360, and/or Windows Store UWP platform(s) within [***] month for all Multiplayer Software Titles aggregated over the Accounting Period.

4.	Incentive Payment. The incentive payments shall be determined pursuant to Table 1 below and paid each Accounting Period:

Xbox Live Share Rank	Table 1: Incentive Payment
	[***]	[***]	[***]	[***]
First	[***]	[***]	[***]	[***]
Second	[***]	[***]	[***]	[***]
Third	[***]	[***]	[***]	[***]
Fourth	[***]	[***]	[***]	[***]
Fifth	[***]	[***]	[***]	[***]
Example. Assume the Average Multiplayer Subscribers for the Accounting Period equaled [***], and Publisher has [***] Multiplayer Software Titles that generated, on aggregate:

•	[***] daily Unique Users (aggregation of each Day in the Accounting Period) on Xbox One, Xbox 360, and Windows Store UWP (inclusive of any XPA Multipliers)

•	[***] monthly Unique Users (aggregation of each calendar month in the Accounting Period) on Xbox One, Xbox 360, and Windows Store UWP (inclusive of any XPA Multipliers)
All Multiplayer Software Titles combined generated, on aggregate:

•	[***] daily Unique Users (aggregation of each Day in the Accounting Period) on Xbox One, Xbox 360, and Windows Store UWP (inclusive of any XPA Multipliers)

•	[***] monthly Unique Users (aggregation of each calendar month in the Accounting Period) on Xbox One, Xbox 360, and Windows Store UWP (inclusive of any XPA Multipliers)
Publisher’s Xbox Live Share would be:
a.    [***]
b.    [***]
c.    [***]

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If the Average Multiplayer Subscribers for the Accounting Period equaled [***] and Publisher is ranked [***] in Table 1, the incentive payment for the Accounting Period will be [***].
Example Illustrating the XPA Multiplier. Assume the Average Multiplayer Subscribers for the Accounting Period equaled [***], and Publisher has one Multiplayer Software Title. The following demonstrates the results of (a) Publisher’s Multiplayer Software Title “A” without an XPA Multiplier, and (b) Publisher’s Multiplayer Software Title “A” with an XPA Multiplier of [***].

Aggregate For the Accounting Period	(a) Multiplayer Software Title “A” (Without XPA Multiplier)	(b) Multiplayer Software Title “A” (With XPA Multiplier [***])
(Xbox One daily Unique Users) + (Windows Store (UWP) daily Unique Users) + (Xbox 360 daily Unique Users)	[***]	[***]
(Xbox One monthly Unique Users) +(Windows Store (UWP) monthly Unique Users) + (Xbox 360 monthly Unique Users)	[***]	[***]
Total	[***]	[***]

Next, assume that All Multiplayer Software Titles combined generated the following, on aggregate:
(a) Without the XPA Multiplier:

•	[***] daily Unique Users (aggregation of each Day in the Accounting Period) on Xbox One, Xbox 360, and Windows Store UWP (inclusive of any XPA Multipliers)

•	[***] monthly Unique Users (aggregation of each calendar month in the Accounting Period) on Xbox One, Xbox 360, and Windows Store UWP (inclusive of any XPA Multipliers)
(b) With the [***] XPA Multiplier:

•	[***] daily Unique Users (aggregation of each Day in the Accounting Period) on Xbox One, Xbox 360, and Windows Store UWP (inclusive of any XPA Multipliers)

•	[***] monthly Unique Users (aggregation of each calendar month in the Accounting Period) on Xbox One, Xbox 360, and Windows Store UWP (inclusive of any XPA Multipliers)
Publisher’s Xbox Live Share would be:
[***]
a.    [***]
b.    [***]

5.
Payments. In the event Publisher qualifies for an incentive payment under the Xbox Live Incentive Program during an Accounting Period, Microsoft will provide payment for any amount due to Publisher [***] after the end of each Accounting Period.

6.	Other Xbox Live Incentive Program Requirements.
6.1        Multiplayer Software Title simship, feature and content parity. Any Multiplayer Software Title that does not meet the following simship, feature and content parity requirements will not be included in the Xbox Live Share calculation for Publisher:

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6.1.1    [***];
6.1.2    [***]; and
6.1.3    [***].
6.1.4    Each Multiplayer Software Title must be in compliance with the post-Commercial Release hardware feature parity requirements set forth in Section 9.5 of the Agreement on a country-by-country basis where Xbox 360 and/or Xbox One are available.
6.2    Minimum Xbox Live Unique User Threshold. To qualify for the Xbox Live Incentive Program, Publisher’s minimum Unique User total for the applicable Accounting Period must be at least [***] (calculated using an aggregation of all monthly Unique Users for Xbox One and Xbox 360 during the Accounting Period). To qualify for first, second or third place ranking of Xbox Live Share, Publisher’s minimum Unique User total for the applicable Accounting Period must be at least [***] (calculated using an aggregation of all monthly Unique Users for Xbox One, Xbox 360 and Windows Store UWP platform(s) during the Accounting Period).
6.3    Xbox One Unique Users Requirement. Only Xbox One Unique Users that participate in a Multiplayer Game Session, where session-state information was created and maintained on Xbox [***] (as described in the [***]) will be included in the Xbox Live Share calculation for Publisher.
6.4    Windows Store UWP Unique Users Requirement. Only Windows Store UWP Unique Users that participate in a Multiplayer Game Session, where session-state information was created and maintained on Xbox [***] ([***]) will be included in the Xbox Live Share calculation for Publisher.
6.5    Xbox 360 Unique Users Requirement. Only Xbox 360 Unique Users that participate in a presence-enabled Multiplayer Game Session for a Publisher Multiplayer Software Title ([***]) containing two or more Unique Users during an Accounting Period will be included in the Xbox Live Share calculation for Publisher.
6.6    Code to Content Program Participation. Any Multiplayer Software Title that (i) is not subject to an [***]; and (ii) does not meet the [***] will not be included in the Xbox Live Share calculation for Publisher. For all Software Titles that Publisher initially Commercially Released after [***] with a worldwide initial manufacturing order quantity of at least [***] prior to the Software Title’s first Commercial Release in any country, the Code to Content Program Participation requirements are: Publisher must submit (i) the [***]), (ii) the [***] and (iii) [***] in accordance with the [***] and its associated publisher guide. Such submission must be made in order to allow [***] simultaneously with the corresponding [***] on a country-by-country basis.

7.
Program Term, Termination, and Changes. This Xbox Live Incentive Program will commence on January 1, 2018, and will be available until December 31, 2018, unless earlier terminated by Microsoft upon written notice to Publisher (“Program Term”). Microsoft may change or discontinue the Xbox Live Incentive Program by providing Publisher with [***] advance written notice.

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EXHIBIT 10 – MIXER INCENTIVE PROGRAM

1.	Mixer Incentive Program
In order to encourage Publisher to support Native Interactivity and drive increased usage of Mixer, Publisher may qualify for certain [***] incentive payments based on the amount of Mixer Native Interactivity Viewing Share generated by Publisher’s software titles with Native Interactivity, as described in this Exhibit.
Each Accounting Period, Microsoft will calculate Publisher’s Mixer Native Interactivity Viewing Share, and if: (i) Publisher is ranked in [***]Mixer Native Interactivity Viewing Share in the applicable Accounting Period; (ii) the aggregate number of eligible software titles with Native Interactivity [***] (1); (iii) Publisher is up-to-date on all payments owed to Microsoft; (iv) Publisher has executed all amendments to the Agreement, and (v) Publisher is in full compliance with the Agreement (including the requirements of this Mixer Incentive Program), then Microsoft will pay Publisher the quarterly incentive payment set forth in Section 4.

2.	Definitions
(a)    “Accounting Period” means each Microsoft [***] within the Program Term, provided that if the Program Term ends within such a [***], then the applicable payment calculation set forth below shall be made for a partial Accounting Period.
(b)    “Eligible Native Interactivity Title” means a Native Interactivity Title that (i) is available in the Xbox One Store in addition to any other gaming platforms on which it is available, and (ii) is Xbox Live enabled.
(c)    “Native Interactivity” means a software title that integrates with [***] of the Mixer interactive SDKs that implement the Mixer interactive protocol at a game client or service level where such integration enables Mixer viewers to meaningfully participate in gameplay via Mixer interactivity controls.
(d)    “Native Interactivity Title(s)” means a software title that supports Native Interactivity during an Accounting Period.
(e)    “Native Interactivity Viewing Hour” means [***] of aggregate time spent viewing a Native Interactivity Title on Mixer.
(f)    “Official Mixer Channel(s)” means at least [***] official Mixer channel provided and managed by Publisher during the Accounting Period.
(g)    “Official Mixer Channel Multiplier” or “Multiplier” means a [***] multiplier applied to the sum of Publisher’s Native Interactivity Viewing Hours for the Accounting Period.
(h)    “Program Term” means January 1, 2018 until December 31, 2018.
(i)    “Viewing Hour” means [***] of aggregate time spent viewing a software title streamed on Mixer.
(j)    “Viewing Hour Share” means the sum of all Viewing Hours for all Publisher’s software titles on Mixer during the Accounting Period divided by the total Viewing Hours for all software titles on Mixer during the Accounting Period.

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3.
Mixer Native Interactivity Viewing Share. Publisher’s “Mixer Native Interactivity Viewing Share” will be the sum of Native Interactivity Viewing Hours for all of Publisher’s Eligible Native Interactivity Titles during the Accounting Period divided by the sum of all Native Interactivity Viewing Hours for all Native Interactivity Titles during the Accounting Period.

4.
Incentive Payment. The amount of each incentive payment shall be determined based on the aggregate number of all Eligible Native Interactivity Titles at the close of each Accounting Period pursuant to Table 1 below. In no event will more than [***] incentive payments be paid each Accounting Period.

Table 1: Incentive Payment
Rank	[***]	[***]	[***]	[***]
First	[***]	[***]	[***]	[***]
Second	[***]	[***]	[***]	[***]
Third	[***]	[***]	[***]	[***]

5.	Examples.
Standard Example. Assume the aggregate number of Native Interactivity Titles for the Accounting Period [***], and Publisher has [***] Eligible Native Interactivity Titles that generated, on aggregate:

•	Title A: [***] Native Interactivity Viewing Hours (aggregation in Accounting Period, inclusive of any Multipliers)

•	Title B: [***] Native Interactivity Viewing Hours (aggregation in Accounting Period, inclusive of any Multipliers)
Next, assume all Native Interactivity Titles combined generated, on aggregate for the Accounting Period, [***] Native Interactivity Viewing Hours (inclusive of any Multipliers).
As a result, Publisher’s Native Interactivity Viewing Share would be: [***]
If the aggregate number of Eligible Native Interactivity Titles for the Accounting Period [***] the incentive payment for the Accounting Period to Publisher would be [***].

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Example illustrating [***] Assume the aggregate number of Eligible Native Interactivity Titles for the Accounting Period equals [***], and Publisher has one Eligible Native Interactivity Title for the Accounting Period. The following demonstrates the results of (a) Publisher’s Eligible Native Interactivity Title “A” without the Multiplier, and (b) Publisher’s Eligible Native Interactivity Title “A” with the Multiplier of [***].

Accounting Period Aggregate	(a) Eligible Native Interactivity Title “A” (Without Multiplier)	(b) Eligible Native Interactivity Title “A” (With Multiplier of [***])
Native Interactivity Viewing Hours	[***]	[***]
Next, assume that all Native Interactivity Titles combined generated the following Native Interactivity Viewing Hours, on aggregate:

•	Without the Multiplier: [***] (aggregation in Accounting Period, inclusive of any Multipliers applicable to other publishers)

•	With the Multiplier: [***] (aggregation in Accounting Period, inclusive of any Multipliers applicable to other publishers)
As a result, Publisher’s Native Interactivity Viewing Share would be:

•	Eligible Native Interactivity Title “A” (without Multiplier) = [***]

•	Eligible Native Interactivity Title “A” (with Multiplier of [***]) = [***]

6.
Payments. In the event Publisher qualifies for an incentive payment under the Mixer Incentive Program during an Accounting Period, Microsoft will provide payment for any amount due to Publisher in US Dollars (USD) within [***] after the end of each Accounting Period.

7.	Other Mixer Incentive Program Requirements.
7.1    Mixer Native Interactivity Title simship, feature and content parity. Each Eligible Native Interactivity Title that does not maintain feature and content parity relative to native interactivity features offered on competitive streaming platforms (e.g., Twitch, YouTube, Facebook), subject to platform limitations, and does not release such native interactivity features on Mixer at least simultaneously with such native interactivity features offered on competitive streaming platforms, will not be included in the Native Interactivity Viewing Share calculation for Publisher.
7.2    Minimum Viewing Hour Share Threshold. To qualify for the Mixer Incentive Program, Publisher’s minimum Viewing Hour Share must be [***] for all software titles on Mixer during the Accounting Period.
7.3    To qualify for the Multiplier, the Official Mixer Channel must broadcast a substantially similar (as determined by Microsoft acting reasonably and in good faith) type and volume of content relative to Publisher’s official channels on Mixer’s competitive platforms (e.g., Twitch, YouTube, Facebook).

8.
Program Term, Termination, and Changes. This Mixer Incentive Program will be available during the Program Term unless earlier terminated by Microsoft upon written notice to Publisher. Microsoft may change or discontinue the Mixer Incentive Program by providing Publisher with [***].

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